#30097112.5
                                                   CONFORMED COPY

                      SECOND AMENDMENT
                             TO
               SENIOR NOTE PURCHASE AGREEMENT

                   Arrow Electronics, Inc.

       $75,000,000 8.29% Senior Secured Notes Due 2000

           THIS SECOND AMENDMENT (the "Amendment") to those several Senior Note Purchase Agreements each dated as of
December 29, 1992, as amended by the First Amendment to Senior Note Purchase Agreements dated as of December 22, 1993 (collectively referred to herein as the "Purchase Agreements" and individually as a "Purchase Agreement"), is made as of April 24, 1995, by and among ARROW ELECTRONICS, INC., a New York corporation (the "Company"), and the several Holders of the Senior Notes (hereinafter, together with their respective successors and assigns, collectively called the "Holders" and individually a "Holder"). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Purchase Agreements, as hereby amended.

           WHEREAS, the Holders and the Company are parties to the Purchase Agreements, pursuant to which the Purchasers were issued, in the respective amounts set forth opposite their names on Schedule I thereto, $75,000,000 aggregate principal amount of the Company's 8.29% Senior Secured Notes Due 2000 (the "Senior Notes"); and

           WHEREAS, the Company and the undersigned Holders, constituting the Required Holders, desire to amend the Purchase Agreements as provided herein, upon the terms and conditions set forth herein;

           NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 Amendments   to  the  Purchase  Agreements.
Subject  to the satisfaction of the conditions set forth  in
Section 2 hereof, the Purchase Agreements are hereby amended as follows:
                (a)  Section 2.02 of the Purchase Agreements
     is hereby amended by (i) deleting the defined terms "Permitted Investments" and "Restricted Payments" in their entirety and by substituting therefor the following definitions of "Permitted Investments" and "Restricted Payments" and
     (ii) adding thereto, in appropriate alphabetical order, the following definitions of "Amendment No. 2", "Amendment No. 2 Date", "Consolidated Cash Flow", "Consolidated Cash Interest Expense", "Spoerle Electronic" and "Subordinated Guaranty":

                "Amendment No. 2" means Amendment No. 2 to this Agreement, dated as of April 24, 1995.

                "Amendment No. 2 Date" means the date on which Amendment No. 2 was executed and delivered by each of the parties thereto.

           "Consolidated Cash Flow" means, for any period
of  four  consecutive full fiscal quarters of the Company
and  its  Subsidiaries, Consolidated Net Income for  such
period plus (a) all amounts deducted in determining  such
Consolidated  Net  Income  on account  of  income  taxes,
interest  expense,  depreciation and amortization,  minus
(b) all amounts included in determining such Consolidated
Net  Income  on  account of non-cash equity  earnings  of
unconsolidated Affiliates, plus (c) all amounts  excluded
in determining such Consolidated Net Income on account of
cash   distributions  received  by   the   Company   from
unconsolidated Affiliates, minus (d) an amount  equal  to
the  excess  of the net income of Spoerle Electronic  for
such  period over any cash distributions received by  the
Company  from Spoerle Electronic during such period,  all
as determined with respect to such period for the Company
and its Subsidiaries.
           "Consolidated  Cash Interest  Expense"  means,
with  respect  to  any period, for the  Company  and  its
Subsidiaries  on a consolidated basis in accordance  with
GAAP,  the  aggregate amount of cash interest (including,
without  limitation,  that  portion  of  rental  payments
pursuant to Capitalization Lease Obligations which would,
in  accordance  with  GAAP, be categorized  as  "interest
expense", but excluding non-cash finance charges).
           "Permitted Investments" means:  (i) extensions
of  trade credit in the ordinary course of business; (ii)
Investments in Cash Equivalents; (iii) loans and advances
to  employees of the Company or its Subsidiaries for  (a)
travel,  entertainment  and relocation  expenses  in  the
ordinary course of business and (b) other purposes in  an
aggregate  amount  not exceeding $1,500,000  at  any  one
time;  (iv) intercompany charges for corporate and  other
services allocated to Subsidiaries of the Company in  the
ordinary course of business; (v) extensions of credit  by
the  Company to Capstone evidenced by notes pledged, pari
passu,  to the Banks and to the Holders; (vi) Investments
made  to acquire a Person thereupon becoming a Subsidiary
and  Investments  in Subsidiaries to purchase  additional
equity   in   such  Subsidiary  at  fair   market   value
(determined  in good faith by the Board of  Directors  of
the  Company); (vii) other loans, Guarantees or  advances
to Subsidiaries; (viii) Investments by the Company in the
Schuylkill  facility  located  at  Plant  City,  Florida,
provided  that  the proceeds of any such Investments  are
used  by  Schuylkill solely to pay remediation  or  other
environmental  costs; and (ix) Investments not  otherwise
permitted  by  clauses (i)-(viii) above in  an  aggregate
amount  not  exceeding (as to the Company  and  all  such
Subsidiaries) $1,000,000 at any one time.
            "Restricted  Payments"  shall  mean  (i)  the
declaration  or payment of any dividends or distributions
on  any  shares  of  any class of capital  stock  of  the
Company or a Subsidiary of the Company to Persons  (other
than  the  Company  or a wholly-owned Subsidiary  of  the
Company), except dividends payable solely by the issuance
of  shares of any capital stock of the Company  which  is
not  mandatorily  redeemable  or  otherwise  subject   to
mandatory  repurchase, retirement,  call,  put  or  other
reacquisition (or acceleration of any thereof)  prior  to
or  on  the maturity date of the Senior Notes,  (ii)  the
application of any property or assets of the  Company  or
its   Subsidiaries  to  the  purchase   or   acquisition,
redemption or other retirement of,
or setting apart of any sum for the payment of any dividends or distributions on, or for the purchase, redemption or other retirement of, or the making of any other distribution by reduction of capital stock or otherwise in respect of any class of capital stock of the Company or any Subsidiary of the Company from any Person other than the Company or a wholly-owned Subsidiary of the Company and (iii) any Investment other than a Permitted Investment.

           "Spoerle  Electronic" means Spoerle Electronic
Handelsgesellschaft mbH & Co., a German corporation.

            "Suppliers   Guaranty"  means  an   unsecured
Guaranty by the Company of contractual obligations  of  a
Subsidiary  for goods sold or services rendered  to  such
Subsidiary on payment terms requiring payment  within  60
days.

            (b)    Subsection  7.01(g)  of  the  Purchase
Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:

          "(g) [Intentionally Omitted]"

            (c)    Subsection  8.01(j)  of  the  Purchase
Agreements is hereby amended by (i) by deleting the cross
reference  to Section 8.08(iv) in Subclause (z)  of  such
Subsection and by substituting therefor a cross reference
to  Section  8.08(v)  and (ii) by deleting  the  language
following  Subclause  (z)  of  such  Subsection  in   its
entirety and by substituting therefor the following:

           "does not exceed (A) from the Amendment No.  2
Date  through  and including December 31,  1996,  15%  of
Consolidated  Net  Worth and (B) on or after  January  1,
1997, 20% of Consolidated Net Worth;"

          (d) Section 8.04 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:

            "Section  8.04.   Restricted  Payments.   The
Company  will  not,  and  will  not  permit  any  of  its
Subsidiaries  to,  make any Restricted  Payments,  except
that the Company and its Subsidiaries may make Restricted
Payments in an aggregate amount not to exceed the sum  of
(x)  $20,000,000 plus (y) 30% of cumulative  Consolidated
Net  Income from Operations from October 1, 1993  to  the
date  of  such Restricted Payment or, if such  cumulative
Consolidated  Net  Income from Operations  is  a  deficit
figure,  then  minus 100% of such deficit (provided  that
Consolidated   Finance  Charges   attributable   to   any
Subsidiary shall not be deducted in the determination of Consolidated Net Income for purposes of calculating
Consolidated Net Income from Operations to the extent that the net earnings of such Subsidiary have been excluded from the calculation of Consolidated Net Income from Operations pursuant to clause (e) of the definition of such term), provided that the amount determined pursuant to this clause (y), if a negative number, shall not reduce the amount available pursuant to clause (x), plus (z) 100% of the Net Proceeds from sales of capital stock of the Company which is not mandatorily redeemable or otherwise subject to mandatory repurchase, retirement, call, put or other reacquisition (or acceleration of any thereof) prior to or on the maturity date of the Senior
Notes."

          (e)  Section 8.08 of the Purchase Agreements is
     hereby amended by deleting such Section in its entirety and by substituting therefor the following:
                "Section 8.08. Limitation on Guarantees. The Company will not, and will not permit any of its Subsidiaries to, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person except: (i) the Subsidiary Guarantees, (ii) Guarantees of purchase orders made in the ordinary course of business, (iii) Guarantees by the Company of contractual obligations of any Subsidiary, provided that such Guarantees are unsecured and are expressly subordinated (on terms substantially similar to those set forth in the Subordination Agreement included in the Security Documents) to the obligations of the Company under this Agreement, the Other Agreements and the Senior Notes, (iv) Suppliers Guarantees, (v) other Guarantees by the Company or any of its Subsidiaries of contractual obligations of any Subsidiary which would not be permitted pursuant to subclauses (iii) or (iv) hereof, so long as, immediately after giving effect to any such Guarantee, the Company continues to be in compliance with Sections 8.01(j) and 8.04 and (vi) Guarantees by Subsidiaries of the Company not otherwise prohibited under applicable provisions of this Agreement."
                (f) Section 8.09 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:
                "Section 8.09. Cash Flow Coverage. The Company will not permit the ratio of Consolidated Cash Flow to Consolidated Cash Interest Expense to be less than 3.00 :
     1.00, measured on the last day of each fiscal quarter for the period of four consecutive full fiscal quarters then ended."
                (g) Section 8.10 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:
                "Section 8.10. Fixed Charge Coverage Ratio. At all times following the release of Collateral pursuant to
     Section 8.15, the Company will not permit the ratio of EBIT to Consolidated Finance Charges to be less than (i) from the Amendment No. 2 Date through and including December 31, 1996, 2.00 : 1.00 and (ii) on and after January 1, 1997,
     2.25 : 1.00."
                (h) Section 8.11 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:
               "Section 8.11.  [Intentionally Omitted]"
                Conditions Precedent. As provided in Section 1 above, the amendments set forth in Section 1 shall become and be effective upon the satisfaction of the following conditions:

                (a) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Required Holders, and the Required Holders shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.
                (b) The Company and the Required Holders shall have duly executed counterparts of this Amendment and delivered the same to the other parties hereto or their representatives.
            Effect of Amendment.
                 (a) It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreement or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreements shall remain in full force and effect except to the extent specifically amended or modified pursuant to the provisions of this Amendment.

               (b) Reference in the Purchase Agreements to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Purchase Agreements as amended hereby.


             Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.


             Costs and Expenses. As provided in Section 10.02 of the Purchase Agreements, the Company agrees to pay on demand all fees, costs and expenses incurred by the Holders in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith.


             Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
NEW  YORK  (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES
OF SUCH STATE).


             Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on the date first above written.


                              ARROW ELECTRONICS, INC.
                              By  /s/ ROBERT E. KLATELL
                                  ----------------------------
                                  Name:  Robert E. Klatell
                                  Title: Senior Vice President
                                           and Chief Financial Officer
                              ZANDE & CO.

                              By  /s/ GARY W. FREDERICKS
                                  ----------------------------
                                  Name:  Gary W. Fredericks
                                  Title: Partner
                                  CIG & CO.

                              By  /s/ EDWARD LEWIS
                                  -----------------------------
                                  Name:  Edward Lewis
                                  Title: Partner
                                  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                              By  /s/ JON C. HEINY
                                  -----------------------------
                                  Name:Jon C. Heiny
                                  Title: Counsel

                              By  /s/ CHRISTOPHER J. HENDERSON
                                  -----------------------------
                                  Name: Christopher J. Henderson
                                  Title: Counsel
                                  TEACHERS INSURANCE & ANNUITY
                                  ASSOCIATION OF AMERICA

                              By  /s/ WM. STUART SHEPETIN
                                  -----------------------------
                                  Name:  Wm. Stuart Shepetin
                                  Title: Director-Private Placements


                                  LIFE INSURANCE COMPANY OF GEORGIA By
                                  Internationale Nederlanden
                                  North America, Investment Centre, Inc.,
                                  its Agent

                              By  /s/ FRED C. SMITH
                                  ----------------------------
                                  Name:  Fred C. Smith
                                  Title: S.V.P. and Managing Director


                                  SOUTHLAND LIFE INSURANCE COMPANY
                                  By Internationale Nederlanden North
                                  America, Investment Centre, Inc., its Agent

                              By  /s/ FRED C. SMITH
                                  ----------------------------
                                  Name:  Fred C. Smith
                                  Title: S.V.P. and Managing Director


                                  PEERLESS INSURANCE COMPANY
                                  By Internationale Nederlanden North
                                  America, Investment Centre, Inc., its Agent

                              By  /s/ FRED C. SMITH
                                  ----------------------------
                                  Name:  Fred C. Smith
                                  Title: S.V.P. and Managing Director


                                  CONSOLIDATED INSURANCE COMPANY
                                  By Internationale Nederlanden North
                                  America, Investment Centre, Inc., its Agent



                              By /s/ FRED C. SMITH
                                 ----------------------------
                                 Name:  Fred C. Smith
                                 Title: S.V.P. and Managing Director